Exhibit 99.1

PRO FORMA FINANCIAL STATEMENTS

The following Unaudited Pro Forma Statements of Operations give effect to the disposition by Eastern Insurance Holdings, Inc. (“EIHI”) of Eastern Life and Health Insurance Company (“ELH”). These pro forma presentations have been prepared utilizing historical financial statements and notes thereto, as well as pro forma adjustments as described in the Notes to the Unaudited Pro Forma Financial Statements. A Pro Forma Balance Sheet has not been presented as EIHI’s June 30, 2010 balance sheet, filed with the Securities and Exchange Commission on August, 5, 2010, reflects the sale of ELH.

The Unaudited Pro Forma Statements of Operations for the three and six months ended June 30, 2010 and 2009 and for the years ended December 31, 2009, 2008 and 2007 include the operating results of EIHI and ELH assuming the disposition occurred on January 1, 2007. The disposition has been accounted for as a discontinued operation.

The Unaudited Pro Forma Statements of Operations are presented for illustrative purposes only and do not purport to represent what EIHI’s results of operations or financial position would have been had the disposition of ELH occurred on the dates indicated or the results of operations or financial position which may be obtained in the future. Such pro forma financial statements are qualified in their entirety by reference to, and should be read in conjunction with, the historical audited consolidated financial statements of EIHI. The pro forma financial statements should also be read in conjunction with the accompanying notes thereto.

Eastern Insurance Holdings, Inc.

Pro Forma Statement of Operations - Sale of ELH

For the Three Months Ended June 30, 2010

(Unaudited, in thousands, except share and per share data)

	EIHI Consolidated (a)	ELH (b)	Pro Forma Adjustments		EIHI Pro Forma
Revenue
Net premiums earned	$35,004	$9,086	$—		$25,918
Net investment income	1,120	146	—		974
Change in equity interest in limited partnerships	35	40	—		(5)
Net realized investment gains (losses)	1,762	1,417	1,065	(c)	(720)
Other revenue	147	2	—		145

Total revenue	38,068	10,691	1,065		26,312

Expenses
Losses and loss adjustment expenses incurred	28,103	7,425	—		20,678
Acquisition and other underwriting expenses	3,858	1,320	—		2,538
Other expenses	7,680	1,785	620	(d)	5,275
Amortization of intangibles	321	—	—		321
Policyholder dividend expense	221	—	—		221
Segregated portfolio dividend expense	(885)	—	—		(885)

Total expenses	39,298	10,530	620		28,148

Income (loss) before income taxes	(1,230)	161	445		(1,836)
Income tax expense (benefit)	219	41	303		(125)

Net income (loss)	$(1,449)	$120	$142		$(1,711)

Basic earnings per share	$(0.16)				$(0.19)
Diluted earnings per share	$(0.16)				$(0.19)
Basic shares outstanding	9,048,929				9,048,929
Diluted shares outstanding	9,048,929				9,048,929

Eastern Insurance Holdings, Inc.

Pro Forma Statement of Operations - Sale of ELH

For the Three Months Ended June 30, 2009

(Unaudited, in thousands, except share and per share data)

	EIHI Consolidated (a)	ELH (b)	Pro Forma Adjustments		EIHI Pro Forma
Revenue
Net premiums earned	$34,018	$8,927	$—		$25,091
Net investment income	1,728	415	—		1,313
Change in equity interest in limited partnerships	443	131	—		312
Net realized investment gains (losses)	(140)	830	—		(970)
Other revenue	124	—	—		124

Total revenue	36,173	10,303	—		25,870

Expenses
Losses and loss adjustment expenses incurred	21,297	5,966	—		15,331
Acquisition and other underwriting expenses	4,376	1,352	—		3,024
Other expenses	6,344	1,522	(125	)(e)	4,947
Amortization of intangibles	433	—	—		433
Policyholder dividend expense	(62)	—	—		(62)
Segregated portfolio dividend expense	87	—	—		87

Total expenses	32,475	8,840	(125)		23,760

Income before income taxes	3,698	1,463	125		2,110
Income tax expense	721	486	44		191

Net income	$2,977	$977	$81		$1,919

Basic earnings per share	$0.32				$0.20
Diluted earnings per share	$0.32				$0.20
Basic shares outstanding	9,008,967				9,008,967
Diluted shares outstanding	9,008,967				9,008,967

Eastern Insurance Holdings, Inc.

Pro Forma Statement of Operations - Sale of ELH

For the Six Months Ended June 30, 2010

(Unaudited, in thousands, except share and per share data)

	EIHI Consolidated (a)	ELH (b)	Pro Forma Adjustments		EIHI Pro Forma
Revenue
Net premiums earned	$69,526	$18,262	$—		$51,264
Net investment income	2,795	469	—		2,326
Change in equity interest in limited partnerships	327	73	—		254
Net realized investment gains	3,096	1,754	1,065	(c)	277
Other revenue	296	5	—		291

Total revenue	76,040	20,563	1,065		54,412

Expenses
Losses and loss adjustment expenses incurred	51,455	13,626	—		37,829
Acquisition and other underwriting expenses	8,537	2,713	—		5,824
Other expenses	14,255	3,272	614	(d)	10,369
Amortization of intangibles	642	—	—		642
Policyholder dividend expense	399	—	—		399
Segregated portfolio dividend expense	(702)	—	—		(702)

Total expenses	74,586	19,611	614		54,361

Income before income taxes	1,454	952	451		51
Income tax expense	1,001	301	305		395

Net income (loss)	$453	$651	$146		$(344)

Basic earnings per share	$0.05				$(0.04)
Diluted earnings per share	$0.05				$(0.04)
Basic shares outstanding	9,081,716				9,081,716
Diluted shares outstanding	9,130,773				9,130,773

Eastern Insurance Holdings, Inc.

Pro Forma Statement of Operations - Sale of ELH

For the Six Months Ended June 30, 2009

(Unaudited, in thousands, except share and per share data)

	EIHI Consolidated (a)	ELH (b)	Pro Forma Adjustments		EIHI Pro Forma
Revenue
Net premiums earned	$67,756	$17,818	$—		$49,938
Net investment income	3,672	874	—		2,798
Change in equity interest in limited partnerships	277	58	—		219
Net realized investment gains (losses)	(1,739)	1,292	—		(3,031)
Other revenue	363	—	—		363

Total revenue	70,329	20,042	—		50,287

Expenses
Losses and loss adjustment expenses incurred	43,884	12,614	—		31,270
Acquisition and other underwriting expenses	8,956	2,716	—		6,240
Other expenses	12,876	3,044	(250	)(e)	10,082
Amortization of intangibles	866	—	—		866
Policyholder dividend expense	123	—	—		123
Segregated portfolio dividend expense	(652)	—	—		(652)

Total expenses	66,053	18,374	(250)		47,929

Income before income taxes	4,276	1,668	250		2,358
Income tax expense	1,854	522	88		1,244

Net income	$2,422	$1,146	$162		$1,114

Basic earnings per share	$0.27				$0.12
Diluted earnings per share	$0.26				$0.12
Basic shares outstanding	8,931,101				8,931,101
Diluted shares outstanding	9,046,738				9,046,738

Eastern Insurance Holdings, Inc.

Pro Forma Statement of Operations - Sale of ELH

For the Year Ended December 31, 2009

(Unaudited, in thousands, except share and per share data)

	EIHI Consolidated (a)	ELH (b)	Pro Forma Adjustments		EIHI Pro Forma
Revenue
Net premiums earned	$134,986	$35,937	$—		$99,049
Net investment income	7,097	1,590	—		5,507
Change in equity interest in limited partnerships	1,261	195	—		1,066
Net realized investment gains (losses)	952	3,021	—		(2,069)
Other revenue	645	2	—		643

Total revenue	144,941	40,745	—		104,196

Expenses
Losses and loss adjustment expenses incurred	84,552	24,936	—		59,616
Acquisition and other underwriting expenses	18,183	5,389	—		12,794
Other expenses	26,382	6,263	(500	)(e)	20,619
Amortization of intangibles	1,732	—	—		1,732
Policyholder dividend expense	432	—	—		432
Segregated portfolio dividend expense	1,238	—	—		1,238

Total expenses	132,519	36,588	(500)		96,431

Income before income taxes	12,422	4,157	500		7,765
Income tax expense	4,021	1,349	175		2,497

Net income	$8,401	$2,808	$325		$5,268

Basic earnings per share	$0.92				$0.58
Diluted earnings per share	$0.91				$0.57
Basic shares outstanding	8,984,644				8,984,644
Diluted shares outstanding	9,051,701				9,051,701

Eastern Insurance Holdings, Inc.

Pro Forma Statement of Operations - Sale of ELH

For the Year Ended December 31, 2008

(Unaudited, in thousands, except share and per share data)

	EIHI Consolidated (a)	ELH (b)	Pro Forma Adjustments		EIHI Pro Forma
Revenue
Net premiums earned	$135,807	$36,723	$—		$99,084
Net investment income	9,631	2,578	—		7,053
Change in equity interest in limited partnerships	(3,970)	(430)	—		(3,540)
Net realized investment gains (losses)	(11,117)	(5,366)	—		(5,751)
Other revenue	853	—	—		853

Total revenue	131,204	33,505	—		97,699

Expenses
Losses and loss adjustment expenses incurred	99,188	24,444	—		74,744
Acquisition and other underwriting expenses	18,918	5,602	—		13,316
Other expenses	25,338	5,698	(500	)(e)	20,140
Amortization of intangibles	1,373	—	—		1,373
Policyholder dividend expense	551	—	—		551
Segregated portfolio dividend expense	2,155	—	—		2,155

Total expenses	147,523	35,744	(500)		112,279

Income (loss) before income taxes	(16,319)	(2,239)	500		(14,580)
Income tax expense (benefit)	1,064	(1,083)	175		1,972

Net income (loss)	$(17,383)	$(1,156)	$325		$(16,552)

Basic earnings per share	$(1.90)				$(1.81)
Diluted earnings per share	$(1.90)				$(1.81)
Basic shares outstanding	8,954,098				8,954,098
Diluted shares outstanding	8,954,098				8,954,098

Eastern Insurance Holdings, Inc.

Pro Forma Statement of Operations - Sale of ELH

For the Year Ended December 31, 2007

(Unaudited, in thousands, except share and per share data)

	EIHI Consolidated (a)	ELH (b)	Pro Forma Adjustments		EIHI Pro Forma
Revenue
Net premiums earned	$129,495	$35,863	$—		$93,632
Net investment income	11,669	3,277	—		8,392
Change in equity interest in limited partnerships	759	(39)	—		798
Net realized investment gains	2,888	1,531	—		1,357
Other revenue	683	—	—		683

Total revenue	145,494	40,632	—		104,862

Expenses
Losses and loss adjustment expenses incurred	73,588	23,253	—		50,335
Acquisition and other underwriting expenses	17,056	5,556	—		11,500
Other expenses	21,801	5,073	(500	)(e)	17,228
Amortization of intangibles	1,738	—	—		1,738
Policyholder dividend expense	543	—	—		543
Segregated portfolio dividend expense	4,423	—	—		4,423

Total expenses	119,149	33,882	(500)		85,767

Income before income taxes	26,345	6,750	500		19,095
Income tax expense	7,662	1,973	175		5,514

Net income	$18,683	$4,777	$325		$13,581

Basic earnings per share	$1.78				$1.29
Diluted earnings per share	$1.72				$1.25
Basic shares outstanding	10,264,369				10,264,369
Diluted shares outstanding	10,604,349				10,604,349

NOTES TO THE UNAUDITED PRO FORMA FINANCIAL STATEMENTS (dollars in thousands)

(a)	Represents the historical consolidated statement of operations of EIHI as appropriate.
(b)	Reflects the removal of ELH’s statement of operations from the EIHI historical consolidated statement of operations.
(c)	Represents the gain on sale of ELH of $645 and gain related to the transfer of ELH’s benefit plan liabilities to EIHI totaling $420. A corresponding loss of $420 is included in ELH’s results of the operations for the three and six months ended June 30, 2010.

The ELH benefit plans were excluded from the transaction and, therefore, the related liabilities were transferred to EIHI.

(d)	Represents transaction expenses related to the sale of ELH of $745 and $864 for the three and six months ended June 30, 2010, reduced by corporate overhead allocation of $125 and $250, respectively, to continuing operations.
(e)	Represents corporate overhead allocation to continuing operations.